Exhibit  (23)    Consent  of  Deloitte  &  Touche


INDEPENDENT  AUDITORS'  CONSENT

We consent to the incorporation by reference in the Registration Statement No. 333-43531 of Community West Bancshares on Form S-8 of our report dated February 6, 1998, appearing in this Annual Report on Form 10-K of Community West Bancshares for the year ended December 31, 1997.



Los  Angeles,  California
March  30,  1998